Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

On December 29, 2021, the Company entered into an Equity Acquisition Framework Agreement (the “Framework Agreement”) with Golden Shield Enterprises Limited (“Golden Shield”), Beijing Weiliantong Technology Co., Ltd. (“Weiliantong”), Tianjin Yieryi Technology Co., Ltd. (“Yieryi”), Wolter Global Investment Limited (“Wolter Global”) and Qingdao Weilaijin Industry Investment Fund Partnership (Limited Partnership) (“Weilaijin”), which is one of the shareholders of Yieryi. Pursuant to the Framework Agreement, the Company, or its affiliates designated by the Company, will acquire all of the outstanding equity interests of (i) Weiliantong from Yieryi and (ii) Golden Shield from Wolter Global (the “Acquisitions”). Yieryi and Wolter Global are under common control.

The transaction contemplated under the Framework Agreement was closed on January 1, 2022 (the “Closing”), after signing of the Equity Interest Transfer Agreement and the Share Transfer Agreement described below.

The Company acquired 100% of the issued and outstanding securities of Weiliantong and Golden Shield for an aggregate consideration of RMB280 million (approximately US$43.8 million), including RMB100 million (approximately US$15.6 million) in cash and RMB180 million (approximately US$28.2 million) in the Company’s Class A ordinary shares. The cash consideration includes RMB13.8 million (approximately US$2.2 million) cash to Yieryi and repayment of (i) the outstanding loans of Yieryi in an aggregate amount of RMB77.4 million (approximately US$12.1 million) and (ii) a third-party loan incurred by Weiliantong in an amount of RMB8.8 million (approximately US$1.4 million). The shares consideration consists of RMB20.8 million (approximately US$3.3 million) in the Company’s Class A ordinary shares to be issued to Weilaijin, a shareholder of Yieryi, and RMB159.2 million (approximately US$24.9 million) in the Company’s Class A ordinary shares to be issued to Wolter Global.

As part of the transaction, at the Closing, Zhihui Qiyuan (Beijing) Science and Technology Co., Ltd. (“QY”), a VIE of the Company, entered into an Equity Interest Transfer Agreement with Yieryi, pursuant to which Yieryi will transfer all of the equity interest held by it in Weiliantong to QY.

Additionally as part of the transaction, at the Closing, Scienjoy Inc., a wholly owned subsidiary of the Company, entered into a Share Transfer Agreement with Wolter Global, pursuant to which Scienjoy Inc. will acquire all of the issued and outstanding equity interest of Golden Shield from Wolter Global.

As part of the transaction, on December 29, 2021, one of the shareholders of Yieryi, entered into an Equity Interest Purchase and Sale Agreement with Zhihui Qiyuan (Hainan) Investment Co., Ltd. (“QYHN”), VIE of the Company, pursuant to which such shareholder shall pay RMB30 million (approximately US$4.7 million) to purchase the 12% equity interest of Yieryi from QYHN.

In January 2022, the Company set up a new subsidiary, Sixiang Zhihui (Zhejiang) Culture Technology Co., Ltd. for general corporate purpose.

In January 2022, SG consummated the acquisition of the 100% equity interest in Chuangda Zhihui (Beijing) Technology Co., Ltd. (“CDZH”) and its wholly owned subsidiary, Beijing Huayi Dongchen Technology Co., Ltd. (“HYDC”) from its original shareholders for a cash consideration of RMB100,000 (US$15,692). We believe the acquisition of CDZH and HYDC will help to enrich our product line, expand our user base and capitalize on the growth potential in the live streaming market.